VOYA FUNDS TRUST

Voya Floating Rate Fund

(the “Fund”)

Supplement dated May 30, 2014

to the Fund’s Statement of Additional Information (“SAI”)

dated July 31, 2013

Effective May 22, 2014, the Fund’s Board of Trustees (“Board”) approved a change to the Fund’s portfolio holdings schedule.  The second paragraph of the section entitled “Disclosure of the Funds’ Portfolio Securities” of the Fund’s SAI is hereby revised as follows:

In addition, each Fund (except Voya Floating Rate Fund) posts its portfolio holdings schedule on Voya’s website on a calendar-quarter basis and makes it available 30 calendar days following the end of the previous calendar quarter or as soon thereafter as practicable. Each Fund may also post its complete or partial portfolio holdings on its website as of a specified date.  The portfolio holdings schedule is as of the last day of the previous calendar quarter (i.e., each Fund (except Voya Floating Rate Fund) will post the quarter-ending June 30 holdings on July 31).  A Fund may also file information on portfolio holdings with the SEC or other regulatory authority as required by applicable law.

Voya Floating Rate Fund posts its portfolio holdings schedule on Voya’s website 30 calendar days following the end of the previous calendar month or as soon thereafter as practicable. The portfolio holdings schedule is as of the last day of the previous calendar month (i.e., the Fund will post the month-ending June 30 holdings on July 31).  The Fund may also file information on portfolio holdings with the SEC or other regulatory authority as required by applicable law.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE